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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001
                                                          ---------------

                           RenaissanceRe Holdings Ltd.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Bermuda                     34-0-26512               98-013-8020
         -------------             --------------------        --------------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                   Number)            Identification No.)


           Renaissance House
      8-12 East Broadway, Pembroke
                  Bermuda                                         HM 19
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On October 2, 2001, RenaissanceRe Holdings Ltd. issued the attached press release, filed as Exhibit 99.1 and incorporated in this Current Report by reference.

The press release announces, among other things, estimated operating earnings for the three months ended September 30, 2001 and full year 2001 and the estimated impact on RenissanceRe of the terrorist attacks of September 11, 2001. The press release does not contain estimates of net income per share. The difference between RenaissanceRe's net income and operating income is derived from the effect of realized gains and losses on investments. RenaissanceRe currently estimates that realized gains and losses from investments for the three months ended September 30, 2001 will be in the range of $0.10 per share to $.20 per share, and that estimated realized gains and losses from investments for the full year of 2001 will be in the range of $0.62 per share to $0.72 per share, assuming no significant changes in the fourth quarter. In addition to the estimates contained in previous press release, RenaissanceRe estimates that net income for the three months ended September 30, 2001 would be in the range of $0.85 per share to $1.45 per share, and net income for the full year ended 2001 will be in the range of $7.12 and $7.72 per share. These estimates of net income and operating income all take into account the estimated impact of the September 11 events on RenaissancRe.


Item 7. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibits are filed as part of this report:

     99.1      Press Release of the Registrant, dated October 2, 2001.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date:   October 2, 2001                 By: /s/ John M. Lummis
      -------------------                   ------------------------------
                                            Name:  John M. Lummis
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit No.            Description
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99.1                   Press Release of the Registrant, dated October 2, 2001.